                                                                   EXHIBIT 10.60

                AMENDED AND RESTATED PATENT SECURITY AGREEMENT


     WHEREAS, Petrocon Engineering, Inc., a Texas corporation ("Grantor"), owns
                                                                -------
the patents, patent registrations, and patent applications listed on Schedule 1
                                                                     ----------
annexed hereto, and is a party to, or has been assigned the rights by the party to, the patent licenses listed on Schedule 1 annexed hereto; and
                                  ----------

     WHEREAS, Grantor, IDS Engineering, Inc., Thermaire, Inc., Constant Power Manufacturing, Inc., IDS Engineering Management, LC, Industrial Data Systems, Inc., Triangle Engineers and Constructors, Inc., Petrocon Systems, Inc., Petrocon Technologies, Inc., Petrocon Engineering of Louisiana, Inc., R.P.M. Engineering, Inc., Alliance Engineering Associates, Inc. and Petrocon Construction Resources, Inc. (collectively, "Borrowers"), have entered into
                                             ---------
that certain Second Amended and Restated Loan and Security Agreement dated as of the date hereof (as amended, modified and in effect from time to time, the "Loan Agreement") with Fleet Capital Corporation, a Rhode Island corporation,
 --------------
as Agent (in such capacity, "Agent"), for itself and the other financial
                             -----
institution(s) from time to time a party thereto (collectively, together with their respective successors and assigns, the "Lenders"), providing for
                                              -------
extensions of credit to be made by Lenders to Borrowers; and

     WHEREAS, pursuant to the terms of the Loan Agreement, Grantor has granted to Agent, for the benefit of Lenders, a security interest in all of the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired patents and patent applications, together with the goodwill of the business symbolized by Grantor's patents, and all products and proceeds thereof, to secure the payment of all amounts owing by Borrowers under the Loan Agreement, including, without limitation, the Obligations (as defined in the Loan Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Agent, for the benefit of Lenders, a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or
     -----------------
acquired:

     (1) each patent, patent registration and patent application, including, without limitation, the patents, patent registrations (together with any reissues, continuations or extensions thereof) and patent applications referred to in Schedule 1 annexed hereto,
                                                    ----------
             and all of the goodwill of the business connected with the use of, and symbolized by, each patent, patent registration and patent application;

     (2) each patent license, including, without limitation, each patent license listed on Schedule 1 annexed hereto, and all of the
                               ----------
             goodwill of the business connected with the use of, and symbolized by, each patent license; and

Patent Security Agreement (PEI)

     (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any patent or patent registration including, without limitation, the patents and patent registrations referred to in Schedule 1 annexed
                                                     ----------
             hereto, the patent registrations issued with respect to the patent applications referred in Schedule 1 and the patents
                                             ----------
             licensed under any patent license, or (b) injury to the goodwill associated with any patent, patent registration or patent licensed under any patent license.

This security interest is granted in conjunction with the security interests granted to Agent, for the benefit of Lenders, pursuant to the Loan Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent and/or Lenders with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

This Amended and Restated Patent Security Agreement is given in renewal, extension, modification and amendment (and not in extinguishment or novation) of that certain Patent Security Agreement, dated June 15, 1999, executed by Grantor in favor of Agent.


                  [Remainder of Page Intentionally Left Blank]


Patent Security Agreement (PEI)

     IN WITNESS WHEREOF, Grantor, through its duly authorized officer, has caused this Patent Security Agreement to be executed as of the ____ day of December, 2001.

                                         GRANTOR:

                                         PETROCON TECHNOLOGIES, INC.


                                         By:    _________________________
                                         Name:  _________________________
                                         Title: _________________________


Acknowledged, agreed and accepted as
of the date hereof:

AGENT:

FLEET CAPITAL CORPORATION, as Agent


By:________________________________
   Dan A. Hughes
   Vice President

Patent Security Agreement (PEI)

                                 ACKNOWLEDGMENT


STATE OF TEXAS          [sec]
                        [sec]     ss.
COUNTY OF DALLAS        [sec]


     On the ___ day of December, 2001 before me personally appeared , to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the _____________________ of Petrocon Engineering, Inc., a Texas corporation, who being by me duly sworn, did depose and say that he is the _____________________ of Petrocon Engineering, Inc., the corporation described in and which executed the foregoing instrument; that he signed the said instrument on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.


                                              ________________________________
                                                        Notary Public

       (Seal)

My commission expires:


_____________________________

Patent Security Agreement (PEI)

ACKNOWLEDGMENT


STATE OF TEXAS          [sec]
                        [sec]     ss.
COUNTY OF DALLAS        [sec]


     On the ___ day of December, 2001 before me personally appeared Dan A. Hughes to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the Vice President of Fleet Capital Corporation, who being by me duly sworn, did depose and say that he is the Vice President of Fleet Capital Corporation, the corporation described in and which executed the foregoing instrument; that he signed the said instrument on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.


                                              ________________________________
                                                        Notary Public

       (Seal)

My commission expires:


_____________________________

Patent Security Agreement (PEI)

                        SCHEDULE 1
                            TO
                    PATENT SECURITY AGREEMENT


                   Patent Registrations
                   --------------------


PATENT NUMBER      ISSUE DATE      TITLE            PATENT EXPIRES
-------------      ----------      -----            --------------


                         Patent Applications
                         -------------------


PATENT NUMBER        APPLICATION DATE               TITLE
-------------        ----------------               -----


                         Patent Licenses
                         ---------------


NAME OF AGREEMENT          PARTIES               DATE OF AGREEMENT
-----------------          -------               -----------------

Patent Security Agreement (PEI)